SUMMARY PROSPECTUS

Royce Special Equity Multi-Cap Fund

JANUARY 3, 2011 Service Class Symbol: RSEMX

Before you invest, please review the Fund’s Statutory Prospectus, dated January 3, 2011, and Statement of Additional Information, dated December 29, 2010. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Special Equity Multi-Cap Fund

JANUARY 3, 2011 Service Class Symbol: RSEMX

Investment Goal
Royce Special Equity Multi-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases		0.00%

Maximum deferred sales charge		0.00%

Maximum sales charge (load) imposed on reinvested dividends		0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)		1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees		1.00%
Distribution (12b-1) fees		0.25%
Other expenses		0.27%

Total annual Fund operating expenses		1.52%

Fee waivers and/or expense reimbursements		(0.13)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements		1.39%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses at or below 1.39% through April 30, 2014.

Expenses have been estimated for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses

(net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years

$142	$440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund will commence operations on January 3, 2011, no portfolio turnover rate is included in this prospectus.

Royce Special Equity Multi-Cap Fund

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.
          Normally, the Fund invests at least 80% of its net assets in equity securities. Although the Fund may invest in the equity securities of companies of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of mid- and larger-cap companies with market capitalizations of more than $5 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more appropriate opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Special Equity Multi-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
          The Fund’s intensive value approach may not be successful and could result in portfolio losses.
          The prices of mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing exclusively in larger-cap companies or other asset classes.
          Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
          Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Because the Fund will commence operations on January 3, 2011, it does not have any historical performance, and therefore no return information is included in this Prospectus. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles R. Dreifus, Principal and Portfolio Manager of Royce, manages the Fund. Mr. Dreifus has managed the Fund since its commencement of operations on January 3, 2011.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

          You may sell shares in your account at any time and make requests online, by telephone and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2  |  The Royce Fund Summary Prospectus 2011

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More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail The Royce Funds, 745 Fifth Avenue, New York, NY 10151
By telephone (800) 221-4268
Through the Internet Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature. Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.